UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13696	31-1401455
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9227 Centre Pointe Drive

West Chester, OH

45069

(Address of principal executive offices)

(Zip Code)

(513) 425-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 Par Value	AKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Background

On January 29, 2020, AK Steel Corporation (the “Company”) and Cleveland-Cliffs Inc. (“Cliffs”) announced that, in connection with the previously announced exchange offers by Cliffs and consent solicitations (the “Consent Solicitations”) by the Company, the Company had received, on January 28, 2020, the requisite consents to adopt the proposed amendments (the “Proposed Amendments”) to amend (i) the indenture, dated May 11, 2010 (the “Base Indenture”), among the Company, AK Steel Holding Corporation, as parent guarantor (“Parent”), and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain Seventh Supplemental Indenture, dated March 23, 2017 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “2027 Notes Indenture”), among the Company, Parent, AK Tube LLC (“AK Tube”), AK Steel Properties, Inc. (“AK Steel Properties”) and Mountain State Carbon, LLC (“MSC” and, together with AK Tube and AK Steel Properties, the “Subsidiary Guarantors”), as subsidiary guarantors, and the Trustee, governing the Company’s 7.00% Senior Notes due 2027 (the “2027 Notes”), and (ii) the Base Indenture, as supplemented by that certain Eighth Supplemental Indenture, dated August 9, 2017 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “2025 Notes Indenture” and, together with the Base Indenture and the 2027 Notes Indenture, the “Indentures”), among the Company, Parent, the Subsidiary Guarantors, and the Trustee, governing the Company’s 6.375% Senior Notes due 2025 (the “2025 Notes” and, together with the 2027 Notes, the “Notes”). The Consent Solicitations were conducted pursuant to the terms of, and subject to the conditions set forth in, the offering memorandum and consent solicitation statement, dated January 14, 2020 (as amended or supplemented from time to time, the “Offering Memorandum and Consent Solicitation Statement”). As previously announced, Cliffs and Parent entered into an agreement and plan of merger to provide for a subsidiary of Cliffs to merge with and into Parent, with Parent surviving as a wholly owned subsidiary of Cliffs (the “Merger”).

Entry into Supplemental Indentures

On January 29, 2020, the Company and the Trustee entered into the Ninth Supplemental Indenture with respect to the 2027 Notes Indenture (the “Ninth Supplemental Indenture”) and the Tenth Supplemental Indenture with respect to the 2025 Notes Indenture (the “Tenth Supplemental Indenture” and, together with the Ninth Supplemental Indenture, the “Supplemental Indentures”) giving effect to the Proposed Amendments. The Proposed Amendments to the Indentures implemented by the Supplemental Indentures will become operative with respect to the Notes only at such time as the following conditions are satisfied or otherwise waived, if applicable, by Cliffs or the Company: (1) Cliffs shall have delivered to The Depository Trust Company for the Eligible Holders (as defined in the Offering Memorandum and Consent Solicitation Statement) of such Notes the aggregate amount to be paid to such Eligible Holders as Consent Payments (as defined in the Offering Memorandum and Consent Solicitation Statement), upon the terms and subject to the conditions in the Offering Memorandum and Consent Solicitation Statement in respect of the consents deemed validly delivered and not revoked thereunder, and Cliffs or the Company shall have notified the Trustee in writing that such delivery has been made, which condition cannot be waived by Cliffs or the Company, (2) the Notes that are validly tendered (and not validly withdrawn) have been accepted for exchange by Cliffs in accordance with the terms of the Offering Memorandum and Consent Solicitation Statement, and (3) the other conditions to the Consent Solicitations set forth in the Offering Memorandum and Consent Solicitation Statement, including the consummation the Merger, have been satisfied. The condition as to the consummation of the Merger may not be waived by either Cliffs or the Company.

The Proposed Amendments delete in their entirety the following covenants from the applicable Indenture with respect to the applicable series of the Notes:

•	Section 4.05 of the Base Indenture (“Restrictions on the Activities of the Parent Guarantor”);

•	Section 5.01 of the Base Indenture (“When Company and Parent Guarantor May Merge, Etc.”);

•	Section 6.03 of the Base Indenture (“Reports by the Company”);

•	Section 7.01(c) of the Base Indenture (“Events of Default”);

•	Section 7.01(d) of the Base Indenture (“Events of Default”);

•	Section 7.01(e) of the Base Indenture (“Events of Default”);

•	Section 4.01 of the Seventh Supplemental Indenture and the Eighth Supplemental Indenture (“Redemption Upon Change of Control”);

•	Section 5.01 of the Seventh Supplemental Indenture and the Eighth Supplemental Indenture (“Limitation On Liens”);

•	Section 5.02 of the Seventh Supplemental Indenture and the Eighth Supplemental Indenture (“Limitation on Subsidiary Debt”);

•	Section 5.03 of the Seventh Supplemental Indenture and the Eighth Supplemental Indenture (“Limitation on Sale and Leaseback”); and

•	Section 7.02 of the Seventh Supplemental Indenture and the Eighth Supplemental Indenture (“Defaults and Remedies – Additional Provisions”).

In addition, the Proposed Amendments reduce the minimum notice period required to optionally redeem the Notes by amending Section 3.02 (“Notice of Redemption; Partial Redemptions”) of the Base Indenture by replacing references to “30 days” with “three Business Days.”

The foregoing descriptions of the Ninth Supplemental Indenture and the Tenth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Ninth Supplemental Indenture and the Tenth Supplemental Indenture, respectively, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The Ninth Supplemental Indenture and the Tenth Supplemental Indenture are incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Ninth Supplemental Indenture, dated January 29, 2020, between AK Steel Corporation and U.S. Bank National Association

4.2	Tenth Supplemental Indenture, dated January 29, 2020, between AK Steel Corporation and U.S. Bank National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

Dated: January 29, 2020	By:	/s/ Joseph C. Alter
	Name:	Joseph C. Alter
	Title:	Vice President, General Counsel and Corporate Secretary